Pursuant to Rule 497(e)
Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica New Century Fund

Supplement dated June 12, 2009

to the Prospectus dated January 28, 2009

as supplemented and amended to date

Effective June 10, 2009, under the heading “Fund Management,” on page 42 of the Prospectus, the portfolio management disclosure with respect to the SunAmerica New Century Fund is hereby deleted in its entirety and replaced with the following:

“New Century Fund

The New Century Fund is advised by SunAmerica. Jay Rushin, Senior Vice President at SunAmerica, is the portfolio manager of the New Century Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Rushin’s experience is listed above under the Growth Opportunities Fund.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP3_EFPRO_1-09

SUNAMERICA EQUITY FUNDS

SunAmerica New Century Fund

Supplement dated June 12, 2009 to the

Statement of Additional Information (“SAI”) dated January 28, 2009,

as supplemented and amended to date

Effective June 10, 2009, under the heading “Other Accounts Managed by each Portfolio Manager” on page B-66 of the SAI, the information pertaining to Sandra Salas is hereby deleted and replaced with the following:

Number of Other Accounts Managed and Total Assets by Account ($ millions)				Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions)
Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Jay Rushin*	4	0	0	0	0	0
	$129.5	$0	$0	0	$0	$0
*	As of May 31, 2008

Additionally, under the heading “Portfolio Manager Ownership of Fund Shares” on page B-69 of the SAI, the information pertaining to Sandra Salas is hereby deleted in its entirety.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP2_EFPRO_1-09